SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                           May 13, 1996 (May 13, 1996)
                     --------------------------------------
                Date of Report (Date of earliest event reported)


                                  PepsiCo, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                        ---------------------------------
                 (State or other jurisdiction of incorporation)


                       1-1183                            13-1584302
              (Commission File Number)      (IRS Employer Identification No.)



                700 Anderson Hill Road, Purchase, New York 10577
                   -------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 253-2000

Item 5. Other Events.

         The information contained in Exhibit 20 hereto is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                  20       Information regarding final tax regulation (Q&A 12)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 13, 1996                                 PepsiCo, Inc.




                                                     By:  /s/ LAWRENCE F. DICKIE
                                                             Lawrence F. Dickie
                                                             Vice President,
                                                       Associate General Counsel
                                                         and Assistant Secretary